Exhibit 21.1

Subsidiary	Jurisdiction of Organization
186 Jamaica Ave TRS, LLC	Delaware
186 JAMAICA AVE, LLC	Delaware
191 III CUBE BORDEAUX SUB, LLC	Delaware
191 III CUBE CHATTANOOGA SUB, LLC	Delaware
191 III CUBE FL SUB LLC	Delaware
191 III CUBE GRANDVILLE SUB, LLC	Delaware
191 III Cube LLC	Delaware
191 III CUBE MA SUB LLC	Delaware
191 III CUBE MI SUB LLC	Delaware
191 III CUBE MURFREESBORO SUB, LLC	Delaware
191 III CUBE NEW BEDFORD SUB, LLC	Delaware
191 III CUBE OLD HICKORY SUB, LLC	Delaware
191 III CUBE SUB HOLDINGS 1 LLC	Delaware
191 III CUBE SUB HOLDINGS 2 LLC	Delaware
191 III CUBE SUB HOLDINGS 3 LLC	Delaware
191 III CUBE SUB HOLDINGS 4 LLC	Delaware
191 III CUBE SUB HOLDINGS 5 LLC	Delaware
191 III CUBE SUB HOLDINGS 6 LLC	Delaware
191 III CUBE SUB HOLDINGS 7 LLC	Delaware
191 III CUBE SUB HOLDINGS 8 LLC	Delaware
191 III CUBE TN SUB LLC	Delaware
191 III CUBE TRINITY SUB, LLC	Delaware
2301 TILLOTSON AVE, LLC	Delaware
251 JAMAICA AVE, LLC	Delaware
2880 Exterior St, LLC	Delaware
3068 CROPSEY AVENUE, LLC	Delaware
444 55th Street Mezz, LLC	Delaware
444 55TH STREET, LLC	Delaware
5 Old Lancaster Associates, LLC	Pennsylvania
CONSHOHOCKEN GP II, LLC	Delaware
CS FLORIDA AVENUE, LLC	Delaware
CS SDP WALTHAM, LLC	Delaware
CS SNL New York Ave TRS, LLC	Delaware
CS SNL NEW YORK AVE, LLC	Delaware
CS SNL OPERATING COMPANY, LLC	Delaware
CS VENTURE I, LLC	Delaware
CUBE HHF Limited Partnership	Delaware
CUBE HHF TRS, LLC	Delaware
CUBE III TRS LLC	Delaware
CUBE VENTURE GP, LLC	Delaware
CubeSmart	Maryland
CubeSmart Alexandria, LLC	Delaware
CubeSmart Allen, LLC	Delaware
CubeSmart Asset Management, LLC	Delaware
CUBESMART BARTOW, LLC	Delaware
CUBESMART BOSTON ROAD, LLC	Delaware
CUBESMART CLINTON, LLC	Delaware
CUBESMART CYPRESS, LLC	Delaware
CUBESMART EAST 135TH, LLC	Delaware
CubeSmart Management, LLC	Delaware
CUBESMART NEW ROCHELLE, LLC	Delaware
CUBESMART PINE LAKES, LLC	Delaware
CUBESMART SOUTHERN BLVD, LLC	Delaware

Subsidiary	Jurisdiction of Organization
CUBESMART SWISS AVE, LLC	Delaware
CUBESMART TEMPLE HILLS, LLC	Delaware
CUBESMART TIMONIUM BORROWER, LLC	Delaware
CubeSmart Timonium, LLC	Delaware
CubeSmart TRS, Inc.	Ohio
CubeSmart, L.P.	Delaware
EAST COAST GP, LLC	Delaware
EAST COAST STORAGE PARTNERS, L.P.	Delaware
FREEHOLD MT, LLC	Delaware
LANGHORNE GP II, LLC	Delaware
Lantana Property Owner's Association, Inc.	Florida
MONTGOMERYVILLE GP II, LLC	Delaware
Old Lancaster Venture, L.P.	Pennsylvania
PSI Atlantic Austin TX, LLC	Delaware
PSI Atlantic Brockton MA, LLC	Delaware
PSI Atlantic Cornelius NC, LLC	Delaware
PSI Atlantic Haverhill MA, LLC	Delaware
PSI Atlantic Holbrook NY, LLC	Delaware
PSI Atlantic Humble TX, LLC	Delaware
PSI Atlantic Lawrence MA, LLC	Delaware
PSI Atlantic Lithia Springs GA, LLC	Delaware
PSI Atlantic Nashville TN, LLC	Delaware
PSI Atlantic NPB FL, LLC	Delaware
PSI Atlantic Pineville NC, LLC	Delaware
PSI Atlantic REIT, Inc.	Delaware
PSI Atlantic Surprise AZ, LLC	Delaware
PSI Atlantic TRS, LLC	Delaware
PSI Atlantic Villa Rica GA, LLC	Delaware
PSI Atlantic Villa Rica Parcel Owner, LLC	Delaware
R STREET STORAGE ASSOCIATES, LLC	Maryland
SHIRLINGTON RD II, LLC	Delaware
SHIRLINGTON RD TRS, LLC	Delaware
SHIRLINGTON RD, LLC	Delaware
SOMERSET MT, LLC	Delaware
STORAGE PARTNERS OF CONSHOHOCKEN, L.P.	Delaware
Storage Partners of Freehold II, LLC	Delaware
Storage Partners of Langhorne II, LP	Delaware
STORAGE PARTNERS OF MONTGOMERYVILLE, L.P.	Delaware
STORAGE PARTNERS OF SOMERSET, LLC	Delaware
UNITED-HSRE I, L.P.	Delaware
U-Store-It Development LLC	Delaware
U-Store-It Trust Luxembourg S.ar.l.	Luxembourg
Wider Reach, LLC	Delaware
YASKY LLC(Inactive)	Delaware
YSI Burke Lake, LLC	Delaware
YSI HART TRS, INC	Delaware
YSI I LLC	Delaware
YSI II LLC	Delaware
YSI VENTURE GP LLC	Delaware
YSI VENTURE LP LLC	Delaware
YSI X GP LLC	Delaware
YSI X LP	Delaware
YSI X LP LLC	Delaware
YSI XV LLC	Delaware
YSI XX GP LLC	Delaware

Subsidiary	Jurisdiction of Organization
YSI XX LP	Delaware
YSI XX LP LLC	Delaware
YSI XXX LLC	Delaware
YSI XXXI, LLC	Delaware
YSI XXXIII, LLC	Delaware
YSI XXXIIIA, LLC	Delaware
YSI XXXVII, LLC	Delaware
YSI-Hart Limited Partnership	Delaware